FEDERATED KAUFMANN FUND II
Primary Shares
A portfolio of Federated Insurance Series

Supplement to Prospectus/Proxy dated January 14, 2010

Please replace the section “Share Ownership of the Funds” in its entirety with the following:

Record Date and Outstanding Shares

Only shareholders of record of Mid Cap Fund at the close of business in December 11, 2009 (the “Record Date”) are entitled to notice and to vote at the meeting and any postponement or adjournment thereof.  At the close of business on the Record Date there were 1,065,324 shares of Mid Cap Fund (“Shares”)  outstanding and entitled to vote.

Share Ownership of the Funds

At the close of business on the Record Date, Officers and Trustees of the Trust owned less than 1% of Mid Cap Fund’s outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Shares of Mid Cap Fund then outstanding: American National Group, Galveston, TX, owned approximately 92,189 Shares (8.65%); ING Life Insurance and Annuity Co., Windsor, CT, owned approximately 396,330 Shares (37.20%); Union Security Insurance Company, Hartford, CT, owned approximately 465,228 Shares (43.67%)

At the close of business on the Record Date, Officers and Trustees of the Trust owned less than 1% of each class of Kaufmann Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Primary shares of Kaufmann Fund then outstanding:  Merrill Lynch Life Insurance Co., Cedar Rapids, IA, owned 930,242 Shares (17.11%); Merrill Lynch Life Insurance Co., Cedar Rapids, IA, owned approximately 1,389,989 Shares (25.56%); Merrill Lynch Life Insurance Co., Cedar Rapids, IA, owned approximately 1,661,275 Shares (30.55%).

Shareholders owning 25% or more of a Fund’s outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

ING Life Insurance and Annuity Co. is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

Merrill Lynch Life Insurance Co. is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc. organized in the state of Delaware.

Please retain this Supplement with the Prospectus.

January 22, 2010

Cusip 313916827
42015 (1/10)